Significant Events	12 Months Ended
Dec. 31, 2020
Text block [Abstract]
Significant Events

Note 3 - Significant Events

As of December 31, 2020, the following significant events have influenced the operations of the Bank and its subsidiaries or the Consolidated Financial Statements:

ITAÚ CORPBANCA

Chief Executive Officer appointment

On January 9, 2020, Mr. Manuel Olivares Rossetti, the Board of Directors, and the main shareholders communicated the decision to allow Mr. Olivares to serve as Chief Executive Officer of Itaú Corpbanca until January 29, 2020.

The Board also agreed to appoint Mr. Gabriel Moura as the new Chief Executive Officer of Itaú Corpbanca, starting on January 30, 2020.

Investment increase in Nexus S.A.

On January 22, 2020 Itaú Corpbanca acquired 79,577 shares of Nexus S.A., corresponding to 1.9148% of its total equity, for an approximated amount of MCh$338. With this transaction the Bank’s participation increased to 14.8148%.

Annual Ordinary Shareholders’ Meeting Agreements

At the Ordinary Shareholders’ Meeting of Itaú Corpbanca, held on March 18, 2020, it was approved to distribute a dividend equivalent to 100% of the net income attributable to equity holders of the Bank for the year ended December 31, 2019, which represents an aggregate amount equal to MCh$127,065 payable to the shareholders of the Bank entitled to receive dividends in a proportion of $0.2479770771 per share.

Payment Holiday, Relief Measures for our Clients and Government Aid Programs

As part of the relief plan for our clients, the Bank granted a series of payment holidays to our clients, which mainly consist of the postponement of one to six installments on their loans under certain conditions. As of December 31, 2020 the Bank rescheduled installments for an approximated amount of Ch$398,086 million.

Additionally, on April 28, 2020, the Chilean government through a governmental mechanism to guarantee loans for SMEs (FOGAPE) implemented the "FOGAPE COVID-19 credit lines" as a measure to aid the local economy. The program is aimed to aid clients in the commercial portfolio with annual sales of less than UF1,000,000 affected by the Covid-19 pandemic. The coverage of the guarantees is determined based on their sales which can range between 60% to 85% of the financing, after applying a deductible that may not exceed 5% of the guaranteed amount. Since the beginning of the program and until December 31, 2020, the Bank has carried out operations for an aggregate amount of Ch$803,080 million.

The Central Bank of Chile (BCCh) created the new Conditional Funding Facility (FCIC) and the Liquidity Credit Line (LCL) in response to financial needs generated by the spread of the COVID-19 virus. Funds obtained through FCIC are guaranteed by high credit quality loans and / or bonds issued by the BCCh and have automatic and successively monthly renewal maturities, with a maximum term of 4 years from March 30, 2020 until March 30, 2024. The LCL differs from FCIC as is not guaranteed, has a maximum term of 2 years and is granted based on the amount of the Bank's average reserve requirements. Both, the FCIC and the LCL, accrue interests at the BCCh overnight rate in force on the date of each operation.

Note 3 - Significant Events, continued

Goodwill and Assets Generated in Business Combination Impairment

As a result of the application of the requirements established in International Accounting Standard 36 “Impairment of assets”, the Bank, at the end of each reporting period, assess impairment indicators that affect the determination of the recoverable amount for its assets.

During 2020, considering the evolution of the economic and health situation, the Bank continued to monitor and permanently assess the impacts of the pandemic caused by COVID-19 in its results, as well as the effects on significant estimates and judgments including provisions for credit risk and impairment on assets in general, and on Goodwill in particular.

In consideration to the impacts on the economy, both in Chile, Colombia, Peru and the United States (main markets where Itaú Corpbanca operates), which have had various factors, including the COVID-19 pandemic, as has been described above and in accordance with the constant monitoring carried out by the Bank, we cconcluded that there was concrete evidence of impairment as a result of the deterioration of financial indicators such as the cost of credit, portfolio growth and capital cost. As a consequence of this assessment, an impairment test was performed as of June 30, 2020, on the valuation of the Goodwill and the intangibles assets generated in business combination assigned to the Chile and Colombia CGUs.

During the period ended June 30, 2020 (1) an impairment loss allocated to the Goodwill assigned to the Chile CGU for Ch$412,356 million, (2) Ch$239,469 million corresponding to the total Goodwill assigned to the CGU Colombia and (3) Ch$113,911 million (Ch$79,364 million net of deferred taxes) that represent all of the intangibles generated in business combinations assigned to the Colombia CGU. The total impact of these effects on the result attributable to the Bank's owners is Ch$720,951 million and Ch$10,238 million corresponding to non-controlling interest. For further information see Note 32.